Exhibit 99.1

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[LOGO]

NYSE: JTX

October 2004

Michael Lister	Mark Heimbouch
Chairman &	Chief Financial Officer
Chief Executive Officer

Important Disclosure	[GRAPHIC]

Certain statements in this presentation may constitute forward-looking statements within the meaning of the Federal securities laws.  These statements can be identified by the fact that they do not relate strictly to historic or current facts.  They use such words as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance.  These forward-looking statements are based on currently available information but are subject to a variety of uncertainties, unknown risks and other factors concerning the Company’s operations and business environment that are difficult to predict and are beyond the control of the Company.  Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company’s future financial performance, include, but are not limited to, the following: the Company’s ability to achieve the same level of growth in revenues and profits that it has sustained in the past; government initiatives that simplify tax preparation and affect regulation of refund anticipation loans; the success of the Company’s franchise operations; changes in the Company’s relationship with financial product providers; the seasonality of the Company’s business and its effect on the stock price; the Company’s compliance with its debt covenants; the Company’s reliance on electronic communications; changes in accounting policies or practices; the Company’s exposure to litigation; changes in relationships with retailers where Jackson Hewitt has offices; and the effect of market conditions within the tax return preparation industry and/or general economic conditions.

The risks and uncertainties identified above are not the only risks the Company faces.  Additional risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company.  Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company’s business, financial condition and results of operations.

This presentation provides certain financial information which has been adjusted from the Company’s historical financial statements prepared in accordance with Generally Accepted Accounting Principles.  Management believes this presentation is important to help the reader understand the underlying trends of the business and the impact on the Company’s results of significant items affecting income from operations.

This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation.  Jackson Hewitt does not undertake an obligation to publicly update or revise any forward-looking statements to reflect new events, information or circumstances, or otherwise.  Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in Jackson Hewitt’s public filings with the Securities and Exchange Commission.

The information contained herein is not disclosed in connection with an offer to sell or the solicitation of an offer to buy a franchise.  Any such offer or solicitation is made only through our uniform franchise offering circular and only in jurisdictions where such offers are lawful.

[GRAPHIC]           [LOGO]

Transaction Summary

•                  IPO completed June 2004

•                  37.5 million shares sold at $17

•                  Cendant received

•                  100% of IPO proceeds, and

•                  $175 million cash proceeds from concurrent debt offering

•                  NYSE Listing (“JTX”)

•                  Initial quarterly dividend of $0.07 per share paid on October 15, 2004

Mike Lister

Chairman, Chief Executive Officer

Company Overview

•                  2nd largest tax preparer in the United States

•                  Revenues earned from royalties, preparation of tax returns and facilitating the sale of financial products

•                  High margin franchising model

•                  Large market opportunity – only 4% share of paid preparer market

•                  Demonstrated success – doubling of tax returns since 1999

•                  Strong financial performance

Two Complementary Operations

2004 Return Count

Company-owned Offices (TSA)		Franchise Network
• 0.4 million returns	[CHART]	• 2.7 million returns
• 605 offices		• 4,330 offices

•                  98% of franchisees have 5-10 years remaining on franchise agreements

•                  Model is financially rewarding to both franchisees and Jackson Hewitt

Investment Highlights

•                  High organic growth business

•                  Leading player with growing share in growing market

•                  Multiple opportunities for additional growth

•                  Profitable and high-growth business model

High Organic Growth Business
Historical Return Growth

18% CAGR

[CHART]

Returns (000s)	1,365	1,772	2,212	2,525	2,826	3,135

IRS Return Growth	1.9%	1.8%	1.9%	0.7%	-0.2%	0.7	%E

Investment Highlights

•                  High organic growth business

•                  Leading player with growing share in growing market

•                  Multiple opportunities for additional growth

•                  Profitable and high-growth business model

Leading Player in Growing Market
U.S. Tax Return Market

1997 - Total U.S. Market 121 Million Returns		2003 - Total U.S. Market 131 Million Returns

[CHART]	[GRAPHIC]	[CHART]

2003 - Total Paid Preparer Segment 77 Million Returns

[CHART]

Leading Player in Growing Market
Focus on Lower to Middle Income Segment

Customer Profile		2003 Jackson Hewitt Returns By AGI

• Less than $30k Adjusted Gross Income (AGI)	[GRAPHIC]	[CHART]

• Highly likely to receive a tax refund – typically $2,500

• Typically no bank account

• Typically no personal computer

• Desire for near-term access to cash
2003 Total U.S. Tax Returns By AGI

[CHART]

Leading Player in Growing Market
Timing of Returns Filed During 2004 Tax Season

[CHART]

Gaining Share in Growing Market
Share of Paid Preparer Segment

+ 28% growth

[CHART]

(a)         2004E market share calculations assume total paid preparer return count of 77 million tax returns.

Investment Highlights

•                  High organic growth business

•                  Leading player with growing share in growing market

•                  Multiple opportunities for additional growth

•                  Profitable and high-growth business model

Multiple Growth Drivers

•                  Drivers of Return Growth

1.               Increase the number of tax returns per office

2.               Increase the number of offices in existing territories

3.               Add offices through the sale of new territories

•                  Additional Revenue Growth

•                  Offer innovative financial products

Multiple Opportunities for Additional Growth
Office Maturation and Increasing Returns

Average Number of Returns Per Office
(FY Ended April 30, 2004)

[CHART]

% of Offices	22%	15%	10%	10%	43%

57% of stores < 5 years old

Multiple Opportunities for Additional Growth
Substantial Opportunity to Further Penetrate Existing Territories

Target: 3 stores per existing territory = 3,165 additional offices

[CHART]

Multiple Opportunities for Additional Growth
Leverage Strategic Retailer Relationships

[LOGO]

Multiple Opportunities for Additional Growth
Expanding Our Franchise Network

•                  Nearly 40% of total territories remain available for sale

•                  Average of 200 new territories sold over the past 3 years

•                  Under - penetrated states include New York, California, Ohio, Michigan, Massachusetts and Pennsylvania

•                  60% of new territories sold in 2004 were to existing franchisees

•                  Targeted marketing efforts recruit talented entrepreneurs into our franchise network

•                  Rigorous screening process for new franchisees

•                  Ranked #5 by Entrepreneur magazine in 2004’s Franchise 500

•                  Demonstrated financial success of our franchise model

•                  Over 100 franchisees generated > $1 million in revenue in 2004

•      up from 15 franchisees >$1 million in 1999

Multiple Opportunities for Additional Growth
Financial Product Innovation

Historical Financial Products	Recent Introductions

• Refund Anticipation Loans	• Money Now Loan™

• Accelerated Check Refund	• Holiday Express Loan Program™

• Assisted Direct Deposit	• Gold Guarantee™

• Speed of delivery	• CashCard
• No out of pocket expenses
• Balance Due Products

• Meet core customer needs

Investment Highlights

•                  High organic growth business

•                  Leading player with growing share in growing market

•                  Multiple opportunities for additional growth

•                  Profitable and high-growth business model

Mark Heimbouch

Chief Financial Officer

Profitable & High-Growth Business Model
Consolidated Revenue and Income From Operations (as adjusted*)

Revenue (millions)	Income From Operations (millions)

[CHART]	[CHART]

*                 Historical amounts have been adjusted to reflect the following: (a) the impact of the new agreement with Santa Barbara Bank & Trust for the facilitation of refund anticipation loans as if the agreement had been in place for the respective periods, prior to the actual effective date which begins with the 2005 tax filing season; (b) the impact of net revenue earned by TSA prior to the acquisition in January 2002 as if Jackson Hewitt had owned TSA for such periods; (c) the litigation settlement charge incurred in 2004 with respect to an action filed by 154 of our franchisees; and (d) the add back of goodwill and intangible amortization in 2001 and 2002 which ceased with the adoption of SFAS 142 on January 1, 2002.

Revenue and Income From Operations

(As adjusted reconciliation)

(millions)		2001	2002	2003	2004
Net revenue (as reported)		$75.5	$157.0	$171.5	$205.6
Adjustments:
Franchise operations segment - New SBB&T agreement	(a)	5.3	(17.9)	(9.0)	(14.4)
Franchise operations segment - intercompany elimination	(b)	(7.4)	(1.0)
Company owned-office segment - TSA acquisition proforma	(b)	30.9	1.0
Net revenues (as adjusted)		$104.3	$139.1	$162.5	$191.2

Income from operations (as reported)		$21.2	$70.2	$66.8	$70.2
Adjustments:
Franchise operations segment:
Revenue adjustments	(a), (b)	(2.1)	(18.9)	(9.0)	(14.4)
Litigation settlement charge	(c)				10.4
Goodwill amortization	(d)	10.4	6.8
Company owned-office operations segment:
Revenue adjustments	(b)	30.9	1.0
TSA acquisition - additional expense proforma	(b)	(24.9)	(20.2)
Depreciation & amortization	(b)	(3.5)	(2.3)
Income from operations (as adjusted)		$32.0	$36.6	$57.8	$66.2

(a)                                 Adjustment to reflect “Other financial product revenue” as if the new agreement with Santa Barbara Bank & Trust in which the company earns primarily a fixed fee of $18 per refund anticipation loan had been in effect for all periods and assuming 80% of the volume was facilitated with Santa Barbara Bank & Trust; as compared to earning a portion of the excess of finance fees over the amount of uncollected loans. The new agreement becomes effective with the 2005 tax filing season.

(b)                                 Adjustment to reflect revenue earned and expenses incurred by TSA prior to the acquisition by Jackson Hewitt in January 2002. In addition, revenue earned by Jackson Hewitt from TSA prior to the acquisition has been eliminated.

(c)                                  Represents a charge related to a litigation settlement in connection with an action filed by 154 of our franchisees against us and Santa Barbara Bank & Trust in which the franchisees alleged they were due a portion of other financial product revenue.

(d)                                 Adjustment to add back goodwill and intangible amortization which ceased with the adoption of SFAS 142 by the Company in January 1, 2002.

The as adjusted amounts do not reflect incremental public company costs that we expect to incur following our separation from Cendant, including costs related to directors and officers and other insurance, and stock based compensation. Management estimates that these costs will be approximately $5.3 million for the fiscal year ending April 30, 2005, but is unable to reasonably estimate what such amounts would have been and furthermore believes that it would be impractical to determine what such costs would have been in the periods presented.

Profitable & High-Growth Business Model
Simple Business Model

Franchise Returns	X	Revenue per Return	X	Royalty and Mkt. & Adv. Rate	=	Royalty and Mkt. & Adv. Revenue

Company-owned Returns	X	Revenue per Return			=	Service Revenue

					=	Financial Products Fees
Financial Products	X	Fee Per Product
					=	Other Financial Product Revenue

Other Financial Product Revenue
Reduced Volatility from New SBB&T Agreement

[CHART]

Revenue by Segment (as adjusted*)
($ in millions)

22% CAGR

[CHART]

*                 Historical amounts have been adjusted to reflect the following: (a) the impact of the new agreement with Santa Barbara Bank & Trust for the facilitation of refund anticipation loans as if the agreement had been in place for the respective periods, prior to the actual effective date which begins with the 2005 tax filing season, and (b) the impact of net revenue earned by TSA prior to the acquisition which closed January 2002 as if Jackson Hewitt had owned TSA for such periods.

Components of Revenue Growth

	2003	2004
Same store return growth	5%	5%

Revenue per return growth	5%	6%

New locations	2%	4%

Conversions/acquisitions	5%	3%

Organic revenue growth	17%	18%

Other financial product revenue variability impact*	(8)%	2%

Annual historical revenue growth	9%	20%

*                 Impact of variability on historical revenue growth as other financial product revenue was equal to a portion of the finance fees maintained by Santa Barbara Bank & Trust in excess of the amount of uncollected loans, as compared to the new agreement which becomes effective with the 2005 tax filing season in which other financial product revenues will be earned at primarily a fixed fee for each refund anticipation loan facilitated with Santa Barbara Bank and Trust.  If the Company had earned $18 on 80% of the refund anticipation loans facilitated in 2003 and 2004, other financial product revenue would have been approximately $14.0 million and $15.9 million, respectively.

Strong Liquidity & Free Cash Flow Generation

($ in millions)	Amount	Rate	2004 Debt / EBITDA Multiple

Revolver (a)	$0.0	L+150	—

Senior Notes	$175.0	L+150	2.4	x

•                  Strong cash flow

•                  Quarterly cash dividend of $0.07 per share

•                  Potential uses of excess cash flow: acquisitions, debt reduction, dividends, and share repurchases

(a)          $100 million capacity, $0 drawn at closing and at quarter ended July 31, 2004.

First Quarter Review

•                              For the quarter ended July 31, business was on track with our plans for separating from Cendant

•                                          Loss of $0.30 per share as compared to loss of $0.33 per share in the first quarter of prior year.  Included in results:

•                               Other financial product revenue of $2.9 million - $0.05 per share

•                               IPO related stock compensation charge of $4.5 million - $(0.07) per share

•                               Incremental public company costs of $0.8 million – $(0.01) per share

•                                          Net revenue $8.8 million (including $2.9 million of other financial product revenue from SBB&T)

•                              Other highlights

•                                          Territory sales through first quarter are in line with prior year – 65

•                                          Costs/plans related to separation from Cendant and becoming a stand alone public company are on track

Michael Lister

Chairman & Chief Executive Officer

Highlights

•                  High organic growth business

•                  Leading player with growing share in growing market

•                  Multiple opportunities for additional growth

•                  Profitable and high-growth business model

[LOGO]